UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

TECHPRECISION CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51378	51-0539828
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1 Bella Drive

Westminster, MA 01473

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (978) 874-0591

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TPCS	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 17, 2023, TechPrecision Corporation (the “Company”) entered into an Employment Agreement with Barbara M. Lilley (the “Employment Agreement”), with an effective date as of July 14, 2023 and which governs Ms. Lilley’s employment as Chief Financial Officer of the Company.  Pursuant to the Employment Agreement, Ms. Lilley will: (i) receive an annual base salary of $200,000; and (ii) receive a grant of 15,000 restricted shares of the Company’s common stock pursuant to the TechPrecision Corporation 2016 Long-Term Incentive Plan, as amended.  Under the Employment Agreement, Ms. Lilley also will be eligible to participate in Company benefits provided to other senior executives as well as benefits available to Company employees generally.

In addition to the compensation arrangements described above, the Employment Agreement contains customary provisions (i) prohibiting Ms. Lilley from using or divulging to third parties confidential information or trade secrets of the Company; (ii) confirming that all intellectual work products generated by Ms. Lilley during the term of her employment with the Company are the sole property of the Company; and (iii) prohibiting Ms. Lilley from competing against the Company, including by soliciting the Company’s employees or its current or prospective clients, until the one year anniversary of the termination of her employment. The Employment Agreement has an indefinite term and each of Ms. Lilley and the Company may terminate the Employment Agreement upon the giving of written notice.

The foregoing description of the Employment Agreement is qualified in its entirety by reference to the full text of the Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description
10.1	Employment Agreement, dated July 17, 2023, between TechPrecision Corporation and Barbara M. Lilley.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHPRECISION CORPORATION

Date: July 21, 2023

	By:	/s/ Barbara M. Lilley
Barbara M. Lilley
Chief Financial Officer